EXHIBIT 99.1




                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

     Hong Kong Wanfeng International Investment Group Co., Limited ("BUYER")

                                       AND

                         Dmitrijs Podlubnijs, ("SELLER")

                               FOR THE PURCHASE OF

                         CERTAIN SHARES OF COMMON STOCK

                                       OF

                        US Parts Online, Inc. ("TARGET")

                                October 27, 2014

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                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of October 27, 2014, by and among Hong Kong Wanfeng International Investment Group Co., Limited, a Hong Kong corporation ("Buyer"), Dmitrijs Podlubnijs (the "Seller"), and US Parts Online, Inc., a company organized under the laws of the state of Nevada (the "Target"). Buyer, Seller, and Target, each a "Party" and collectively the "Parties."

     WHEREAS, Seller owns 5,000,000 shares of the common stock of Target, representing approximately 78.49% of the issued and outstanding common stock of the Target.

     WHEREAS, this Agreement contemplates a transaction in which Buyer will purchase from Seller, and Seller will sell to Buyer, 5,000,000 shares of common stock of Target, representing all of Buyer's ownership interest of Target in return for consideration as set forth herein.

     Now, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

                                    ARTICLE I

     1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings unless the context otherwise requires:

     "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Corporate Records" means all minute books, unit or equity records, and other records of the Target in which the organizational documents (including amendments), the minutes of meetings of the stockholders and the board of directors (or committees thereof) or other records of actions taken by, or resolutions adopted by, the stockholders or the board of directors (or committees thereof) of the Target, and all records of the issuance or cancellation of, or the holders of, stock of the Target are maintained.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA ss.3(2).

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA ss.3(1).

     "GAAP" means United States generally accepted accounting principles as in effect from time to time, consistently applied.

      "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission, or instrumentality of any of the foregoing, and any tribunal or arbitrator of competent jurisdiction.

     "Knowledge" means actual knowledge after reasonable investigation.
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     "Liability"  means any  liability or  obligation of whatever kind or nature
(whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including, but not limited to, any liability for Taxes.

     "Lien" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (b) purchase money liens and liens securing rental payments under capital lease arrangements, and (c) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Target Shares" means the 5,000,000 shares of common stock of Target being sold hereunder by Seller to Buyer, representing approximately 78.49% of the issued and outstanding common stock of the Target.

                                   ARTICLE II
                       PURCHASE AND SALE OF TARGET SHARES

     2.1 Purchase Transaction. On and subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, assign, convey and deliver to Buyer, all of Seller's ownership interest in the Target Shares for the consideration specified below in this Article II.

     2.2 Purchase Price. The aggregate purchase price is Three Hundred Ninety Thousand U.S. dollars ($390,000) (the "Purchase Price") which shall be due and payable under the terms of this Agreement in conjunction with purchase of the Target Shares as well as for the payments of certain consultancy and professional fees. At the Closing, Buyer shall wire an aggregate of Three Hundred Fifty Thousand U.S. dollars ($350,000) to Seller, and any Seller designee, pursuant to Seller's wire transfer instructions provided to Buyer. The remaining Forty Thousand U.S. dollars ($40,000) shall be held and dispersed by KL Global Capital Limited to cover certain consultancy and professional fees in relation to the transaction contemplated herein.

     2.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Synergy Law Group, LLC, in Chicago, Illinois, or by the exchange of electronic signature pages, and on such date as Buyer and Seller may mutually determine (the "Closing Date").

     2.4 Deliveries at Closing. At the Closing, (i) Seller will deliver to Buyer the various certificates, instruments, and documents referred to in Section 7.1 below, (ii) Buyer will deliver to Seller the various certificates, instruments, and documents referred to in Section 7.2 below, (iii) Seller will deliver to Buyer stock certificates representing all of his Target Shares, free and clear of all liens, charges or encumbrances of whatsoever nature along with executed stock powers signed in blank medallion signature guaranteed, and (iv) Buyer will

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wire Three Hundred  Thousand U.S.  dollars  ($350,000) to Seller pursuant to the wire instructions provided by Seller.

                                   ARTICLE III
              REPRESENTATIONS AND WARRANTIES CONCERNING TRANSACTION

     3.1 Seller Representations and Warranties. Seller represents and warrants to Buyer that the statements contained in this Section 3.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3.1) with respect to himself or itself.

     (a) Authorization of Transaction. Seller has full power and authority (including full corporate or other entity power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions. Neither Seller nor Target need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by Seller and Target, as applicable.

     (b) Non-contravention. Neither the execution and delivery of this Agreement by Seller, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller or Target is subject or any provision of Target's charter, bylaws, or other governing documents, (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller or Target is a party or by which either is bound or to which any of their assets are subject, or (C) result in the imposition or creation of a Lien upon or with respect to the Target Shares.

     (c) Brokers' Fees. Neither Seller nor Target has any Liability to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

     (d) Title to Target Shares. Seller holds of record and owns beneficially the Target Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Liens, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Seller has sole managerial and dispositive authority with respect to the Target Shares and is not a party to any option, warrant, purchase right, or other contract or commitment (other than this Agreement) that could require Seller to sell, transfer, or otherwise dispose of any ownership interest in Target. Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any ownership interest in Target.

     (e) Liabilities of Target. The Seller shall take all necessary and prudent actions to satisfy the obligations of the Target as of the Closing referenced in the Target's recent financial statements on its balance sheet, including but not limited to, any liabilities owed to any director or officer of the Target. As of the Closing, the Target shall not have any liabilities or debt of any kind.

     (f) Litigation. There is no pending action, claim or proceeding against the Seller that involves the Target Shares or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with,

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any of the transactions  contemplated by this Agreement, and to the knowledge of
Seller, no such action, claim or proceeding has been threatened , and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of such action, claim or proceeding.

     (g) Representations of Target. The representations and warranties of the Target in Section 4.1 below are true and complete.

     3.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that the statements contained in this Section 3.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3.2).

     (a) Organization of Buyer. Buyer is a corporation (or other entity) duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation (or other formation).

     (b) Authorization of Transaction. Buyer has full power and authority (including full corporate or other entity power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions. Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by Buyer.

     (c) Non-contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject or any provision of its charter, bylaws, or other governing documents or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Buyer is a party or by which it is bound or to which any of its assets are subject.

     (d) Brokers' Fees. Buyer has no Liability to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Seller could become liable or obligated.

     (e) Restricted Securities. The Buyer understands that the Target Shares are characterized as "restricted securities" under the Securities Act inasmuch as they were acquired in a transaction not involving a public offering. Buyer further acknowledges that Target Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom, and the Target may require an opinion of counsel satisfactory to the Target that such transfer may be made pursuant to an applicable exemption under the Securities Act. Buyer acknowledges that a restrictive legend appears on the certificate representing the Target Shares and must remain on the certificate representing the Target Shares until such time as it may be removed under the Securities Act.

     (f) Investment. Buyer is purchasing the Target Shares for investment for Buyer's own account. Buyer is not acquiring the Target Shares with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

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
     (g) Investment Experience. The Buyer understands that the purchase of the Stock involves substantial risk. The Buyer: (i) has experience in securities of companies in the development stage and acknowledges that it can bear the economic risk of Buyer's investment in the Target Shares; and (ii) has such knowledge and experience in financial, tax and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Target Shares, to protect Buyer's own interests in connection with the investment and to make an informed investment decision with respect thereto.

     (h) Compliance. Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, the transaction, and all related, including but not limited to filing any forms required by the U.S. Securities and Exchange Commission.

     (i) Exempt Transaction. Buyer understands that the offering and sale of the Target Shares is intended to be exempt from registration under the Securities Act and exempt from registration or qualification under any state law.

     (j) Information Concerning the Company. Buyer has solely gathered enough information about the Target upon which to base an investment decision in the Target Shares.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES CONCERNING TARGET

     4.1 Target and Seller, individually and, in his capacity as sole officer and director of Target, jointly and severally, represent and warrant to Buyer that the statements contained in this Section 4.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4.1), except as set forth in the disclosure schedule delivered by Seller to Buyer on the date hereof and initialed by the Parties (the "Disclosure Schedule").

     (a) Organization, Qualification, and Corporate Power. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Section 4.1(a) of the Disclosure Schedule lists the directors and officers of Target. Seller has delivered to Buyer the Corporate Records of Target which are correct and complete in all material respects. Target is not in default under or in violation of any material provision of its articles of incorporation or bylaws. Complete and correct copies of the Target's certificate of incorporation and by-laws are available for review on the EDGAR system maintained by the U.S. Securities Exchange Commission ("SEC").

     (b) Authority. Target has full power and authority to carry out the transactions provided for in this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Target, enforceable in accordance with its terms. All necessary action required to be taken by the Target for the consummation of the transactions contemplated by this Agreement has been taken. No consent, approval or agreement of any person, party, court, governmental authority, or entity is required to be obtained by the Target in connection with execution and performance by the Target of any agreements, instrument or other obligations entered into in connection with this Agreement.

     (c) Non-Contravention. The execution and performance of this Agreement will not constitute a breach of any material agreement to which the Target is a party, and will not violate any judgment, order, rule statute or regulation applicable to the Target. The execution and performance of this Agreement will not violate or conflict with any provision of the certificate of incorporation or by-laws of the Target.

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     (d)  Capitalization.  The entire  authorized  ownership  interest of Target consists of 75,000,000 shares of capital stock, of which 6,370,000 shares are issued and outstanding and no shares of Target stock are held in treasury. All of the issued and outstanding shares of Target stock have been duly authorized, are validly issued, fully paid and non-assessable. Target has no no outstanding or authorized options, warrants, other rights to purchase or otherwise acquire capital stock or other securities of the Target, preemptive rights, rights of first refusal, registration rights or related commitments of any nature, that could require Target to issue, sell, or otherwise cause to become outstanding any of its stock. There are no outstanding or authorized stock appreciation rights, phantom stock, profit participation, or similar rights with respect to
Target.   There  are  no  voting  trusts,   proxies,   or  other  agreements  or
understandings with respect to the voting of the stock of Target.

     (e) Target Shares. The Target Shares are duly and validly authorized and issued, fully, paid and non-assessable.

     (f) Title to Assets. Target has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the balance sheet for the quarterly period ended May 31, 2014 or acquired after the date thereof, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since May 31, 2014.

     (g) Public Filings and Financial Statements. Target is current and has timely filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, as a public reporting company (the foregoing materials being collectively referred to herein as "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act and the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") promulgated thereunder, none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Target included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Target and its consolidated subsidiaries if any, as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments by Target's independent accountants).

     (h) OTCBB Listing. The shares of Target's common stock are quoted on the Over-the-Counter (OTC) Bulletin Board under the symbol "USPO," and Target is in compliance in all material respects with all rules and regulations of the OTC Bulletin Board applicable to it and the common stock of the Target. There is no action or proceeding pending or, to Seller's knowledge, threatened against Target by the Financial Industry Regulatory Authority ("FINRA") with respect to any intention by FINRA to prohibit trading of Target's securities on the OTC Bulletin Board. Seller has no knowledge or notice of any trading irregularities with respect to the common stock of the Target.

     (i) Certifications. The Target's SEC Reports include all certifications and statements required of it, if any, by (i) Rule 13a-14 or 15d-14 under the Exchange Act, and (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision, and have not been modified or withdrawn and neither Target nor any of its officers has received

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any  notice  from  the  SEC or any  other  governmental  entity  questioning  or challenging the accuracy, completeness, form or manner of filing or submission of such certifications or statements.

     (j) Financial Statements. The following financial statements (collectively the "Financial Statements") are on file with the SEC as part of Target's SEC
Reports: (1) unaudited balance sheet, statement of operations and statement of cash flow for the periods ended August 31, 2013, February 28, 2014, May 31, 2014, and August 31, 2014; and (2) audited balance sheet, statement of operations, statement of stockholder equity (deficit) and statement of cash flow for the fiscal year ended November 30, 2013 (the "Most Recent Fiscal Year End") for Target. To the Knowledge of Seller, the Financial Statements (including the notes thereto) have been prepared in accordance with Target's standard accounting practices present fairly the financial condition of Target as of such dates and the results of operations of Target for such periods, are correct and complete, and are consistent with the books and records of Target (which books and records are correct and complete).

     (k) Absence of Changes. Since November 30, 2013, there have not been:

          (i) any changes in the consolidated assets, liabilities, or financial condition of the Target, except changes in the ordinary course of business which do not and will not have a material adverse effect on the Target;

          (ii) any changes or amendments to a material contract, charter document or arrangement not in the ordinary course of business to which the Target is a party other than contracts which are to be terminated at or prior to Closing;

          (iii) any loans made by the Target to any affiliate of the Target or any of the Target's employees, officers, directors, shareholders or any of its affiliates;;

          (iv)  any   declarations   or  payments  of  any   dividend  or  other
     distribution or any redemption of any capital stock of the Target;

          (v) any loans or advances of money;

          (vi) any other events or conditions of any character which might have a material adverse effect on the Target; or;

          (vii) any agreements or commitments by the Target to do any of the things described in this Section.

     (l) Undisclosed Liabilities. Target did not have any material liabilities, absolute or contingent, of the type required to be reflected on balance sheets as prepared in accordance with GAAP which are not fully reflected, reserved against or disclosed on the balance sheet for the quarterly period ended May 31, 2014. Target has not guaranteed or assumed or incurred any obligation with respect to any debt or obligations of any person or entity, except endorsements made in the ordinary course of business in connection with the deposit of items for collection. Target does not have any debts, contracts, guaranty, standby, indemnity or hold harmless commitments, liabilities or obligations of any kind, character or description, whether accrued, absolute, contingent or otherwise, or due or to become due, and not heretofore paid or discharged. As of the Closing Date, Target shall have no trade payables, indebtedness or other liabilities.

     (m) Legal Compliance. Target has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and including the Foreign Corrupt

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Practices Act, 15 U.S.C.  78dd-1 ET SEQ.) of federal,  state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

     (n) Tax Matters. Target has timely filed with the appropriate taxing authorities all Tax Returns required to be filed by it (taking into account all applicable extensions). All such Tax Returns are true, correct and complete in all respects. All Taxes due and owing by Target have been paid (whether or not shown on any Tax Return and whether or not any Tax Return was required). No claim has ever been made in writing or otherwise addressed to Target by a taxing authority in a jurisdiction where Target does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. No material claim for unpaid Taxes has been made or become a Lien against the property of Target or is being asserted against Target, no audit of any Tax Return of Target is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by Target and is currently in effect. Target has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party. As used herein, "Taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

     (o) Notes and Accounts Receivable. All notes and accounts receivable of Target are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts.

     (p)  Disclosure.  The  representations  and  warranties  contained  in this
Section 4.1 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4.1 not misleading.

     (q) Benefit Plan. Target is not a party to any Employee Pension Benefit Plan or Employee Welfare Benefit Plan under which Target currently has an obligation to provide benefits to any current or former employee, officer or director of Target.

     (r) Absence of Litigation. There is no action, claim, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, threatened against or affecting the Target, any of its assets, the common stock of Target, or the Target's officers or directors in their capacities as such.

     (s) Registration Statement. Target has filed a registration statement on Form S-1 (No. 333-179765) under the Securities Act which became effective on August 14, 2013, and has not been withdrawn. All shares held by selling stockholders in such registration statement, have been sold in accordance with the plan of distribution set forth in such registration statement.

     (t) Bank Accounts. Seller has disclosed or will disclose to Buyer the title and number of each bank or other deposit or financial account, and each lock box and safety deposit box used by Target, the financial institution at which that account or box is maintained and the names of the persons authorized to draw against the account or otherwise have access to the account or box, as the case may be.

     (u) No Officer and Management Violations. During the past five-year period, no officer or director of the Target has been the subject of: a petition under the federal bankruptcy laws or any other insolvency or creditor's rights laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing or such appointment, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing or appointment; a conviction in a criminal proceeding or a named subject of a pending criminal proceeding; any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: acting as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activities; engaging in any type of business activity; and engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation or federal, state or other securities laws or other laws; any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above, or to be associated with persons engaged in any activity; or a finding by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed.

     (v) Use of Corporate Funds. Neither Seller, nor any current or former stockholder, director or officer of Target, has: (a) used any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses related to political activity; (b) used any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees; (c) made any false or fictitious entries on Target's books and records; (d) made any bribe, rebate, payoff, kickback, influence payment or otherwise on behalf of Target; or (e) made any favor or gift that is not deductible for federal income tax purposes using corporate funds on behalf of Target.

     (w) No Blank Check Company. Target is not a "blank check company" as defined in the Securities Act, and, accordingly, is not required to comply with
Section 7(b) of the Securities Act or Regulation 410 promulgated under the Securities Act.

     (x) Contracts and Commitments. Except as contemplated under this Agreement, the Target is not a party to any material contract or agreement.

     (y) No Defaults. The Target is not in violation of its certificate of incorporation or by-laws or any judgment, decree or order applicable to it.

     (z) Intellectual Property. Target has no intellectual property rights.

     (aa) No Broker. Neither the Target nor any of its agents or employees has employed or engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transaction contemplated by this Agreement. The Target shall indemnify and hold Buyer harmless against any loss, damage, liability or expense, including reasonable attorney fees and expenses of counsel, as a result of any brokerage fees, commissions or finders' fees which are due as a result of the consummation of the transaction contemplated by this Agreement.

                                    ARTICLE V

                              INTENTIONALLY OMITTED

                                   ARTICLE VI
                             POST-CLOSING COVENANTS

     The  Parties  agree as follows  with  respect to the period  following  the
Closing:

     6.1 General. In case at any time after the Closing any further actions are necessary to carry out the purposes of this Agreement, each of the Parties will take such further actions (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article VII below). Seller acknowledges and agrees that from and after the Closing Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to Target, and Seller shall deliver same to Buyer.

     6.2 Further Assurances. At any time at the request of the Buyer, Seller promptly will execute, acknowledge, and deliver or cause to be executed,
acknowledged,   and  delivered  to  the  Buyer  such  instruments  of  transfer, assignment, and conveyance, and other documents, in form and substance satisfactory to the Buyer, as will be necessary to vest in, or assure, the Buyer all right, title, and interest in and to the Target Shares, free and clear of all Liens (including the release of all Liens of record), and will use his reasonable best efforts to cause to be taken such other action as the Buyer at any time reasonably may require to more effectively implement and carry into effect this transaction.

                                   ARTICLE VII
                        CONDITIONS TO OBLIGATION TO CLOSE

     7.1 Conditions to Buyer's Obligation. Buyer's obligation to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (a) the representations and warranties set forth in Section 3.1 and Section
4.1 above shall be true and correct in all material respects at and as of the Closing Date, Seller and Target shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

     (b) No action, suit, or proceeding shall be pending or threatened before (or that could come before) any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before (or that could come before) any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) adversely affect the right of Buyer to own the Target Shares and to control Target, or (D) adversely affect the right of Target to own its assets and to operate its business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

     (c) Seller shall have delivered to Buyer all stock certificates representing the Target Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, or otherwise in a form acceptable to Buyer for transfer on the books of Target.

     (d) All actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Buyer;

     (e) Seller shall have delivered to Buyer copies of the articles of incorporation (and any amendments thereto) of Target, certified on or soon before the Closing Date by the Secretary of State of the jurisdiction of Target's organization;

     (f) Seller shall have delivered to Buyer copies of the certificate of good standing of Target, issued on or soon before the Closing Date by the Secretary of State of the jurisdiction of Target's organization and of each jurisdiction in which Target is qualified to do business;

     (g) Seller shall have delivered to Buyer a certificate of the secretary or an assistant secretary of Target, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to: (i) no amendments to the articles of incorporation of Target; (ii) the bylaws (or other governing documents) of Target; and (iii) any resolutions of the board of directors or other authorizing body (or a duly authorized committee thereof) of Target relating to this Agreement and the transactions contemplated hereby.

     (h) Seller and Target shall have taken all action to cause (i) the persons as set forth on Schedule 4.1(a) of the Disclosure Schedule to resign as officers and directors of Target; and (b) the persons as set forth on Schedule 4.1(a) of the Disclosure Schedule to be appointed Target's directors and officers. Buyer may waive any condition specified in this Section 7.1 if it executes a writing so stating at or prior to the Closing.

     (i) As of the Closing Date, Target shall have no actual or contingent liabilities, and Target will have no other obligations of any nature (whether fixed or unfixed, secured or unsecured, known or unknown and whether absolute, accrued, contingent, or otherwise). (j) Target will have made all required filings with the SEC under the Exchange Act, and such filings will have complied in all material respects with applicable requirements under the Exchange Act.

     (k) The Target shall at the Closing deliver to the Buyer a certificate signed by the Target's Chief Executive Officer to the effect that as of the Closing Date: (a) all representations and warranties of the Target herein are true and correct as of the Closing Date and (b) as of the Closing Date, the Target does not have any liabilities or debt of any kind.

     7.2 The Seller shall at the Closing deliver to the Buyer a certificate signed by the Seller to the effect that, as of the Closing Date: (a) all representations and warranties of the Seller are true and correct as of the Closing Date and (b) as of the Closing Date the Target does not have any liabilities or debt of any kind.

     7.3 Conditions to Sellers' Obligation. The obligation of Seller to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

     (a) The representations and warranties set forth in Section 3.2 above shall be true and correct in all material respects at and as of the Closing Date;

     (b) Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing,;

     (c) No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

     (d) Buyer shall have delivered to Seller a certificate to the effect that each of the conditions specified above in Section 7.2(a)-(c) is satisfied in all respects;

     (e) All actions to be taken by Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Seller.

Seller may waive any condition specified in this Section 7.2 if he executes a writing so stating at or prior to the Closing.

                                  ARTICLE VIII
                     SURVIVAL, INDEMNIFICATION AND REMEDIES

     8.1 Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect until the expiration of any applicable statutes of limitations (after giving effect to any extensions or waivers) plus 60 days.

     8.2 Indemnification Provisions for Buyer's Benefit.

     (a) In the event Seller breaches (or in the event any third party alleges facts that, if true, would mean Seller has breached) any of their representations, warranties, and covenants contained herein and, provided that Buyer makes a written claim for indemnification against Seller pursuant hereto within the survival period (if there is an applicable survival period pursuant to Section 8.1 above), then Seller shall be obligated to indemnify Buyer from and against the entirety of any Adverse Consequences Buyer may suffer (including any Adverse Consequences Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

     8.3 Indemnification Provisions for Seller's Benefit. In the event Buyer breaches (or in the event any third party alleges facts that, if true, would mean Buyer has breached) any of its representations, warranties, and covenants contained herein and, provided that Seller makes a written claim for indemnification against Buyer pursuant hereto within such survival period (if there is an applicable survival period pursuant to Section 8.1 above), then
Buyer shall indemnify Seller from and against the entirety of any Adverse Consequences suffered (including any Adverse Consequences suffered after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

     8.4 Matters Involving Third Parties.

     (a) If any third party notifies any Party (the "Indemnified Party") with respect to any matter (a "Third-Party Claim") that may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this
Article VIII, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the

Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced.

     (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third-Party Claim with counsel of his or its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third-Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third-Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third-Party Claim and fulfill its indemnification obligations hereunder, (C) the Third-Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests or the reputation of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third-Party Claim actively and diligently.

     (c) So long as the Indemnifying Party is conducting the defense of the Third-Party Claim in accordance with Section 8.4(b) above, (A) the Indemnified Party may retain separate co-counsel at his, her, or its sole cost and expense and participate in the defense of the Third-Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld), and (C) the Indemnifying Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld).

     (d) In the event any of the conditions in Section 8.4(b) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment on or enter into any settlement with respect to, the Third-Party Claim in any manner his, her, or it may reasonably deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the
Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third-Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third-Party Claim to the fullest extent provided in this Article VIII.

     8.5 Determination of Adverse Consequences. The Parties shall take into account the time cost of money in determining Adverse Consequences for purposes of this Article VIII.

     8.6  Other  Indemnification   Provisions.   The  foregoing  indemnification
provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have with respect to Target or the transactions contemplated by this Agreement. Seller hereby agrees that he will not make any claim for indemnification against Target by reason of the fact that he was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, manager, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by Buyer against such Seller (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

                                   ARTICLE IX
                                   TERMINATION

     9.1 Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

     (a) Buyer and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

     (b) Buyer may terminate this Agreement by giving written notice to Seller on or before the 30th day following the date of this Agreement if Buyer is not reasonably satisfied with the results of its continuing business, legal, environmental, and accounting due diligence regarding Target;

     (c) Buyer may terminate this Agreement by giving written notice to Seller at any time prior to the Closing (A) in the event Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Buyer has notified Seller of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach or
(B) if the Closing shall not have occurred on or before October 31, 2014, by reason of the failure of any condition precedent under Section 7.1 hereof (unless the failure results primarily from Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

     (d) Seller or Target may terminate this Agreement by giving written notice to Buyer at any time prior to the Closing (A) in the event Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Seller or Target has notified Buyer of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 31, 2014, by reason of the failure of any condition precedent under Section 7.2 hereof (unless the failure results primarily from Seller or Target breaching any representation, warranty, or covenant contained in this Agreement).

     9.2 Effect of Termination. If any Party terminates this Agreement pursuant to Section 9.1 above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach).

                                    ARTICLE X
                                  MISCELLANEOUS

     10.1 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of Buyer and Seller; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure), including, without limitation, reports Target may be required to file under the Securities Act and the Securities Exchange Act (including pursuant to Section 13(a) or 15(d) of the Exchange Act), as a public reporting company.

     10.2 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     10.3 Entire Agreement. This Agreement (including the schedules, exhibits, attachments and documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

     10.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of Buyer and Seller; provided, however, that Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its affiliates and (ii) designate one or more of its affiliates to perform its obligations hereunder (in any or all of which cases Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     10.5 Counterparts. This Agreement may be executed in one or more counterparts , each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an "Electronic Delivery"), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

     10.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.7  Notices.   All  notices,   requests,   demands,   claims,  and  other
communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) four business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

     IF TO BUYER:      Hong Kong Wanfeng International Investment
                       Group Co., Limited
                       Attn: Yuki Chong
                       Room 2812
                       28/F, Office Tower, Convention Plaza
                       1 Harbour Road
                       Wanchai, Hong Kong

     WITH A COPY TO:   Synergy Law Group, LLC
                       Attn: Kristen A. Baracy
                       730 W. Randolph St., Ste. 600
                       Chicago, IL 60661
                       kbaracy@synergylawgroup.com
                       Facsimile: 312.454.0261

     IF TO TARGET:     US Parts Online, Inc.
                       Attn: Dmitrijs Podlubnijs
                       2360 Corporate Circle
                       Suite 400
                       Henderson, NV 89074

     IF TO SELLER:     Dmitrijs Podlubnijs
                       Liela Street 3926
                       Marupe LV 2167 Latvia

     Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Nevada. Each Party agrees that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Cook County, Illinois and each Party hereby submits to the exclusive jurisdiction of the federal and state courts of the State of Illinois located in Cook County with respect to any action or legal proceeding commenced by any Party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, or overnight delivery (with evidence of delivery) in care of the address set forth herein or such other address as such Party shall furnish in writing to the other. Each Party agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     10.9 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and Requisite Sellers. No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant.

     10.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     10.11 Expenses. Each of Buyer, Seller and Target shall bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that Seller shall also bear the costs and expenses of Target (including all of

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
their legal fees and expenses) in connection with this Agreement and the transactions contemplated hereby in the event that the transactions contemplated by this Agreement are consummated.

     10.12   Construction.   The  Parties  have  participated   jointly  in  the
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     10.13 Interpretation. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

     10.14 Representation. The Parties to this Agreement, and each of them, acknowledge, agree, and represent that it: (a) has been represented in connection with the negotiation and preparation of this Agreement by counsel of that party's choosing; (b) has read the Agreement and has had it fully explained by its counsel; (c) is fully aware of the contents and legal effect of this Agreement; (d) has authority to enter into and sign the Agreement; and (e) enters into and signs the same by its own free will.

     10.15 Insider Trading. Seller and Buyer hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Target. Seller and Buyer further certify that they have not communicated the nature of the transactions contemplated by this Agreement, are not aware of any disclosure of non-public information concerning said transactions, and are not a party to any insider trading of Target shares.


                            (SIGNATURE PAGE FOLLOWS)

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     IN WITNESS  WHEREOF,  the Parties hereto have executed this Agreement as of the date first above written.

BUYER:                                     TARGET:

Hong Kong Wanfeng  International           US Parts Online, Inc.
Investment  Group Co., Limited

By: /s/ Yuki Chong                         By: /s/ Dmitrijs Podlubnijs
   ----------------------------------         ----------------------------------
Name: Yuki Chong                           Name: Dmitrijs Podlubnijs
   ----------------------------------         ----------------------------------
Its: Director                              Its: President
   ----------------------------------         ----------------------------------

SELLER:

/s/ Dmitrijs Podlubnijs
-------------------------------------
Dmitrijs Podlubnijs
Address:
        -----------------------------

-------------------------------------

Facsimile:
          ---------------------------

                               Disclosure Schedule

                                 Section 4.1(a)

Target Directors and Officers as of date of Agreement:

President, Secretary, Treasurer and Sole Director:

Dmitrijs Podlubnijs

Target Directors and Officers upon Closing:

Directors:

Lu Miao

Chong Cheuk Man Yuki

Liu Yihe

Officers:

Lu Miao - CEO

Chong Cheuk Man Yuki - CFO

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